SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

            (Date of earliest event reported): November 30, 2001

                       HUNTSMAN POLYMERS CORPORATION
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           (Exact name of Registrant as specified in its charter)

  DELAWARE                        1-9988                 75-2104131
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  State of                  Commission File No.         IRS Employer
Incorporation                                        Identification No.



                  500 Huntsman Way, Salt Lake City, Utah 84108
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          (Address of principal executive offices, including zip code)

                                 (801) 584-5700
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              (Registrant's telephone number, including area code)

                                      N/A
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         (Former name or former address, if changed since last report)






Item 5.  Other Events

         Huntsman Polymers Corporation (formerly known as Rexene Corporation) announced today that it has determined not make a scheduled interest payment due on December 1, 2001, on its outstanding 11 3/4% Senior Subordinated Notes due 2004. The Company's press release announcing the above event is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

         None.




                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.





                                            By:/s/ Samuel Scruggs
                                               -------------------------------
                                               Samuel Scruggs
                                               Vice President and Treasurer

Dated:  November 30, 2001